         --------------------------------------------------------------
                                       THE
                                 MALAYSIA FUND,
                                      INC.
         --------------------------------------------------------------








                              FIRST QUARTER REPORT
                                 MARCH 31, 2000
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER








                             THE MALAYSIA FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
MALAYSIAN INVESTMENT ADVISER

Arab-Malaysian Consultant Sdn Bhd
21st-29th Floors, Bangurian Arab-Malaysian
Jalan Raja Chulan, 5200 Kuala Lampur, Malaysia
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
---------

For the three months ended March 31, 2000, The Malaysia Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 23.13% compared to 19.95% for the Kuala Lumpur Stock Exchange Composite Index expressed in U.S. dollars (the "Index"). For the period from the Fund's commencement of operations on May 4, 1987 through March 31, 2000, the Fund's total return, based on net asset value per share, was 18.34% compared to 62.46% for the Index. On March 31, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $6 1/4, representing a 9.7% discount to the Fund's net asset value per share.


Malaysia was the best performing ASEAN market in the first quarter of 2000. While the export engine in Malaysia continues to run in top gear, we are seeing a pick up in domestic consumption. During 1999, GDP growth for Malaysia exceeded expectations coming in at 5.4%. GDP growth forecasts for the year 2000 have been upgraded to over 6%. Electronics continue to be the main driver of Malaysian exports. Even the domestic industrial sector is showing signs of revival as projects deferred by the crisis are resumed. Strong manufacturing sector growth is fast trickling to the non-tradeables side, with consumption sharply picking up.

The expansionary monetary policy leading to an undervalued currency, deficit spending and record-low interest rates is creating a very favorable environment for equities. Malaysia is seemingly immune from the influence of rising U.S. and global interest rates. Imposition of capital controls over the last 18 months and the subsequent build-up of current account surpluses have allowed Malaysian interest rates to decouple from the rest of the world. The benchmark three month KLIBOR is hovering around 3% levels and is unlikely to trend upwards. The exchange rate continues to be pegged and we believe fair value would be at least 10-15% higher. Though there have been no announced intentions of repegging the exchange rate we expect that over the next twelve months it is very likely for Malaysia to revalue the pegged rate in order to stem the inflationary impact of massive capital inflows. Malaysia is also one of the few countries in Asia, benefiting from rising oil prices as it is a net exporter of oil.

On the corporate front, most companies are reporting results ahead of expectations. Companies within the banks, autos and plantations sectors have surprised on the upside. Consumer and telecommunication sector companies reported disappointing results. Over the next few quarters, we are likely to see more earnings upgrades, especially for domestic-oriented companies on the back of the government's pump priming efforts and the recovery in the stock market. We have seen upward revisions in banking sector earnings growth following a strong set of fourth quarter 1999 results.

To a large extent, the rise in the Malaysian stock market has been driven by investors pre-empting MSCI's reinclusion of Malaysia into its indices at the end of May 2000. However the thriving technology and export sectors are extremely under-represented in the listed equity market, leaving very few inspiring bottom-up stock ideas. The banking and telecommunications sectors' heavyweight stocks like Maybank and Telekom are trading at the higher end of the historical valuation range.

Our Fund has been favorably positioned in domestic media companies like Star Publications and Nanyang Press Holdings. The Fund has also benefited from its overweight position in Digi Swisscom, a wireless service provider that has been aggressively gaining market share.

Sincerely,

/s/ Harold Schaaff

Harold J. Schaaff, Jr.*
PRESIDENT AND DIRECTOR

April 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.




--------------------------------------------------------------------------------

DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO
INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement

* HAROLD J. SCHAAFF, JR. WAS ELECTED PRESIDENT AND DIRECTOR OF THE FUND ON MARCH 20, 2000. MR. SCHAAFF JOINED MORGAN STANLEY DEAN WITTER IN 1989 AND IS A MANAGING DIRECTOR OF MORGAN STANLEY & CO. INCORPORATED AND MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC. HE FORMERLY SERVED AS GENERAL COUNSEL AND SECRETARY OF MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.

The Malaysia Fund, Inc.
Investment Summary as of March 31, 2000 (Unaudited)

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
HISTORICAL                                                                  TOTAL RETURN (%)
INFORMATION                                     ------------------------------------------------------------------------
                                                    MARKET VALUE (1)       NET ASSET VALUE (2)           INDEX (3)
                                                ----------------------    ---------------------    ---------------------
                                                               AVERAGE                  AVERAGE                  AVERAGE
                                                CUMULATIVE     ANNUAL     CUMULATIVE    ANNUAL     CUMULATIVE    ANNUAL
                                                ----------     -------    ----------    -------    ----------    -------
                       Fiscal Year to Date       -11.50%           --        23.13%         --        19.95%         --
                       One Year                   51.52         51.52%       97.15       97.15%       93.78       93.78%
                       Five Year                 -53.90        -14.35       -54.14      -14.44       -34.09       -8.00
                       Ten Year                  -25.33         -2.88       -10.14       -1.06        19.86        1.83
                       Since Inception*            6.88          0.52        18.34        1.31        62.46        3.83

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                                          [GRAPH]




                                                                 YEAR ENDED DECEMBER 31,                               THREE MONTHS
                                                                                                                          ENDED
                                                                                                                         MARCH 31,
                                   1990    1991    1992    1993      1994    1995    1996      1997     1998    1999       2000
                                  ------  ------  ------  ------    ------  ------  ------    ------   ------  ------  ------------
Net Asset Value Per Share.......  $12.41  $13.55  $16.28  $27.32    $18.57  $18.58  $19.29    $5.04    $3.02   $5.62      $6.92
Market Value Per Share..........  $11.38  $11.75  $16.25  $28.00    $17.38  $17.00  $17.50    $6.56    $4.00   $7.06      $6.25
Premium/(Discount)..............   -8.3%  -13.3%   -0.2%    2.5%     -6.4%   -8.5%   -9.3%    30.2%    32.5%   25.6%      -9.7%
Income Dividends................  $ 0.21  $ 0.07      --  $ 0.16    $ 0.02      --      --       --    $0.03      --         --
Capital Gains Distributions.....      --      --      --  $ 1.13    $ 3.59  $ 0.84  $ 2.82    $0.51       --      --         --
Fund Total Return(2)............   -8.35%   9.80%  20.15%  98.28%+  -18.87%   4.33%  19.93%  -72.89%   39.70%  86.09%     23.13%
Index Total Return(3)...........  -10.02%   9.13%  20.19%  92.60%   -19.66%   3.05%  25.12%  -68.71%  -29.61%  98.04%     19.95%


(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Kuala Lumpur Stock Exchange (KLSE) Composite Index expressed in U.S. dollars (the "Index") is a broad based capitalization weighted index of 100 stocks listed on the exchange, including dividends. During September 1998, the Fund adjusted its net asset value and the Index in reaction to the imposition of capital controls by the Malaysian government. During February 1999, the performance returns for the Fund's net asset value and the Index were again modified to reflect the relaxation of these capital controls.
  *  The Fund commenced operations on May 4, 1987.
  + This return does not include the effect of the rights issued in connection with the Fund's 1993 rights offering.

The Malaysia Fund, Inc.
Portfolio Summary as of March 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                             [CHART]

Equity Securities                            (98.1%)
Short-Term Investments                        (1.9%)

--------------------------------------------------------------------------------
INDUSTRIES

                                             [CHART]

Automobile                                    (3.4%)
Banking                                      (18.2%)
Diversified Financials                        (6.5%)
Diversified Telecommunication Services        (8.8%)
Electric Utilities                           (10.7%)
Hotels Restaurants & Leisure                 (10.2%)
Marine                                        (3.2%)
Media                                         (7.5%)
Semiconductor Equipment & Products            (8.0%)
Wireless Telecommunication Services           (4.5%)
Other                                        (19.0%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                     PERCENT OF
                                                     NET ASSETS
                                                     ----------
 1.  Malayan Banking Bhd                                9.2%
 2.  Telekom Malaysia Bhd                               8.8
 3.  Star Publications (Malaysia)                       5.3
 4.  Tenaga Nasional Bhd                                5.1
 5.  Commerce Asset Holding Bhd                         4.6
 6.  Digi Swisscom Bhd                                  4.5
 7.  Resorts World Bhd                                  4.4
 8.  Public Bank Bhd                                    4.3
 9.  Public Finance Bhd (Foreign)                       4.3
10.  Unisem (Malaysia) Bhd                              4.1
                                                       ----
                                                       54.6%
                                                       ----
                                                       ----

* Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
---------
MARCH 31, 1999

                                                                          VALUE
                                                        SHARES             (000)
--------------------------------------------------------------------------------
MALAYSIAN COMMON STOCKS                                 (98.3%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
AUTO COMPONENTS (0.6%)
   APM Automotive Holdings Bhd                         554,550    U.S.$     438
                                                                  --------------
--------------------------------------------------------------------------------
AUTOMOBILES (3.4%)
   Oriental Holdings Bhd                               210,000              509
   Tan Chong Motor Holdings Bhd                      3,697,000            1,751
                                                                  --------------
                                                                          2,260
                                                                  --------------
--------------------------------------------------------------------------------
BANKS (18.2%)
   Commerce Asset-Holding Bhd                        1,079,000            3,095
   Malayan Banking Bhd                               1,417,000            6,227
   Public Bank Bhd                                   2,779,000            2,925
                                                                  --------------
                                                                         12,247
                                                                  --------------
--------------------------------------------------------------------------------
BEVERAGES (3.0%)
   Carlsberg Brewery (Malaysia) Bhd                    415,000            1,584
   Guinness Anchor Bhd                                 430,000              466
                                                                  --------------
                                                                          2,050
                                                                  --------------
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS (6.5%)
   IOI Corporation Bhd                               1,975,000            1,434
   Public Finance Bhd (Foreign)                      2,222,000            2,924
                                                                  --------------
                                                                          4,358
                                                                  --------------
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (8.8%)
   Telekom Malaysia Bhd                              1,444,000            5,928
                                                                  --------------
--------------------------------------------------------------------------------
ELECTRIC UTILITIES (10.1%)
   Malakoff Bhd                                        262,000              697
   Malaysian Resources Corp. Bhd                       693,000              784
   Tenaga Nasional Bhd                               1,024,000            3,449
   YTL Power International Bhd                       2,263,200            1,894
                                                                  --------------
                                                                          6,824
                                                                  --------------
--------------------------------------------------------------------------------
FOOD PRODUCTS(2.1%)
   Nestle Bhd                                          294,000            1,400
                                                                  --------------
--------------------------------------------------------------------------------
GAS UTILITIES(2.3%)
   Petronas Gas Bhd                                    783,000            1,556
                                                                  --------------
--------------------------------------------------------------------------------
HOTELS RESTAURANTS & LEISURE (10.2%)
   Genting Bhd                                         557,200            2,317
   Resorts World Bhd                                   892,000            2,958
   Tanjong plc                                         587,000            1,606
                                                                  --------------
                                                                          6,881
                                                                  --------------
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS(0.2%)
   Warisan TC Holdings Bhd                             184,850              126
                                                                  --------------
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES (2.5%)
   Sime Darby Bhd                                    1,315,400    U.S.$   1,717
                                                                  --------------
--------------------------------------------------------------------------------
INSURANCE(1.2%)
   MAA Holdings Bhd                                    241,000              793
                                                                  --------------
--------------------------------------------------------------------------------
IT CONSULTING & SERVICES(1.0%)
   Computer Systems Advisers Bhd                       124,000              692
                                                                  --------------
--------------------------------------------------------------------------------
MARINE(3.2%)
   Malaysian International Shipping Bhd              1,182,000            2,162
                                                                  --------------
--------------------------------------------------------------------------------
MEDIA(7.5%)
   Nanyang Press Holdings Bhd                          496,000            1,501
   Star Publications (Malaysia)                        800,000            3,537
                                                                  --------------
                                                                          5,038
                                                                  --------------
--------------------------------------------------------------------------------
REAL ESTATE(1.8%)
   Selangor Properties Bhd                           1,782,000            1,219
                                                                  --------------
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS(8.0%)
   Malaysian Pacific Industries Bhd                    195,000            2,617
   Unisem (Malaysia) Bhd                               264,000            2,744
                                                                  --------------
                                                                          5,361
                                                                  --------------
--------------------------------------------------------------------------------
TOBACCO(3.2%)
   British American Tobacco Bhd                        283,000            2,160
                                                                  --------------
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES(4.5%)
   Digi Swisscom Bhd                                 1,176,000            3,033
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost U.S.$41,602)                                                    66,243
                                                                  --------------
--------------------------------------------------------------------------------
                                                        NO. OF
                                                      WARRANTS
--------------------------------------------------------------------------------
WARRANTS(0.6%)
--------------------------------------------------------------------------------
ELECTRIC UTILITIES(0.6%)
   YTL Power International Bhd,
     (Cost U.S.$--@)                                 2,263,200              399
                                                                  --------------
--------------------------------------------------------------------------------


                                       5

                                                          FACE
                                                        AMOUNT            VALUE
                                                          (000)            (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS(1.8%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT(1.8%)
   Chase Securities, Inc., 5.90%,
     dated 3/31/00, due 4/3/00, to
     be repurchased at U.S.$1,243,
     collateralized by U.S.$1,255
     Federal Home Loan Mortgage
     Corporation, 5.75%, due
     7/15/03 (Cost U.S. $1,242)                 U.S.$    1,242    U.S.$   1,242
                                                                  --------------
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
   CUSTODIAN(0.1%)
   Malaysian Ringgit
     (Cost U.S.$36)                             MYR        135               35
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS(100.8%)
   (Cost U.S.$42,880)                                                    67,919
                                                                  --------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.8%)
   Other Assets                                 U.S.$    1,300
   Liabilities                                          (1,856)            (556)
                                                --------------------------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
   Applicable to 9,738,015 issued and
   outstanding U.S.$0.01 par value shares
   (20,000,000 shares authorized)                                 U.S.$  67,363
                                                                  --------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                         U.S.$    6.92
                                                                  --------------
--------------------------------------------------------------------------------
   @ -- Value is less than U.S.$500.


                                       6